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                            KEMPER-DREMAN FUND, INC.
                         Kemper-Dreman Contrarian Fund
                     Kemper-Dreman High Return Equity Fund
                       Kemper-Dreman Small Cap Value Fund
                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 25, 1997

INVESTMENT MANAGER AND UNDERWRITER

     Thomas H. Forester has been a portfolio co-manager of Kemper-Dreman Small Cap Value Fund since May, 1997 and has lead responsibility for the management of the Fund. Mr. Forester joined Dreman Value Advisors, Inc. ("DVA"), the investment manager for the Small Cap Value Fund in May, 1997. Prior to joining DVA, he served as a senior portfolio manager with an unaffiliated investment management company. He received his undergraduate degree at the University of Colorado and holds an M.B.A. in finance from Northwestern University. He is a chartered financial analyst.

DRE-1B (6/20/97)
ZKDI 706065 (6/97)                               (LOGO)printed on recycled paper